UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2017
Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits
This Amendment is being filed to include Exhibits 10.1 through 10.5 which were omitted from the Form 8-K filed on February 21, 2017.
(d) Exhibits

Exhibit Number	Description
10.1	IPG Photonics Corporation 2006 Incentive Compensation Plan, as amended

10.2	IPG Photonics Corporation Senior Executive Annual Incentive Plan, as amended

10.3	Form of Indemnification Agreement between the Registrant and each of its Directors and Executive Officers

10.4
Form of Letter Amending Employment Agreement and Confidentiality, Non-Competition and Confirmatory Assignment Agreement between the Registrant and Valentin Gapontsev, Eugene Scherbakov, Timothy P.V. Mammen, Alexander Ovtchinnikov, Trevor Ness and Angelo P. Lopresti

10.5	IPG Photonics Corporation Non-Employee Director Compensation Plan, as amended

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
February 22, 2017	\s\ Angelo P. Lopresti
Angelo P. Lopresti
Senior Vice President, General Counsel & Secretary

Exhibit Number	Description
10.1	IPG Photonics Corporation 2006 Incentive Compensation Plan, as amended

10.2	IPG Photonics Corporation Senior Executive Annual Incentive Plan, as amended

10.3	Form of Indemnification Agreement between the Registrant and each of its Directors and Executive Officers

10.4
Form of Letter Amending Employment Agreement and Confidentiality, Non-Competition and Confirmatory Assignment Agreement between the Registrant and Valentin Gapontsev, Eugene Scherbakov, Timothy P.V. Mammen, Alexander Ovtchinnikov, Trevor Ness and Angelo P. Lopresti

10.5	IPG Photonics Corporation Non-Employee Director Compensation Plan, as amended